UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2021

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Hines Global Income Trust, Inc. (the “Company”), Hines Securities, Inc. (the “Dealer Manager”) and HGIT Advisors LP (the “Advisor”) previously entered into that certain Dealer Manager Agreement, dated as of June 2, 2021 (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager was designated as the dealer manager for the Company’s continuous public offering. The terms of the Dealer Manager Agreement are substantially the same as the terms of that certain dealer manager agreement, dated December 6, 2017, entered into by the Company, the Dealer Manager and the Advisor. See the Company’s Current Report on Form 8-K, dated December 12, 2017, for a description of the material terms of the Dealer Manager Agreement. Effective as of August 20, 2021, with the authorization of the Company’s board of directors, the Company and the Dealer Manager entered into the Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), in order to, among other things, reduce the rate at which the distribution and stockholder servicing fee payable with respect to Class S shares of the Company’s common stock (the “Class S shares”) will be paid from 1.0% per annum of the aggregate NAV of Class S shares to 0.85% per annum of the aggregate NAV of Class S shares. As of the date of this Current Report on Form 8-K, no Class S shares are issued and outstanding. The terms of the Amended Dealer Manager Agreement are otherwise substantially the same as the terms of the Dealer Manager Agreement, with the exception that the Advisor is no longer a party to the agreement.

The foregoing description of the Amended Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Dealer Manager Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
1.1	Amended and Restated Dealer Manager Agreement, dated as of August 20, 2021, by and between Hines Global Income Trust, Inc. and Hines Securities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

August 26, 2021	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer